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                                                               Exhibit 10.104P


                        FIRST AMENDMENT TO PLEDGE AGREEMENT


          THIS FIRST AMENDMENT TO PLEDGE AGREEMENT is made and entered into as of January 23, 1998 (the "First Pledge Agreement Amendment") by and between IWC CHINA LIMITED, a company organized under the laws of Mauritius (the "Pledgor"), and VANGUARD CELLULAR FINANCIAL CORP., a North Carolina corporation (the "Secured Party").


                                      RECITALS

          A. In connection with certain amendments and supplements, dated as of September 18, 1997, to that certain Bridge Loan Agreement, dated as of May 16, 1997 (as amended, supplemented or modified, the "Bridge Loan Agreement"), between Star Digitel Limited, a company organized under the laws of Hong Kong ("SDL"), and Toronto-Dominion Bank ("Toronto-Dominion"), the Pledgor and the Secured Party entered into that certain Reimbursement Agreement, dated as of September 18, 1997 (the "Reimbursement Agreement"), and that certain Pledge Agreement, dated as of September 18, 1997 (the "Pledge Agreement"), and International Wireless Communications Holdings, Inc., a Delaware corporation, issued to the Secured Party that certain Warrant to Purchase Common Stock, dated as of September 18, 1997.

          B. SDL and Toronto-Dominion entered into certain further amendments and supplements, dated as of November 17, 1997 ("Bridge Loan Supplement No. 2"), to the Bridge Loan Agreement to increase the amount of advances available thereunder by another $4,700,000.

          C. In order to reflect the availability of additional advances of up to $4,700,000 pursuant to Bridge Loan Supplement No. 2 and to make certain other changes as provided herein, the parties hereto desire to amend the Pledge Agreement.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements set forth herein and intending to be legally bound hereby, covenant and agree that the Pledge Agreement be, and hereby is, amended and supplemented as follows:

          1. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Pledge Agreement.

          2. The first recital of the Pledge Agreement is hereby amended by deleting it in its entirety and replacing it with the following therefor:

     "WHEREAS, Star Digitel Limited, a company organized under the laws of Hong Kong ("SDL"), and Toronto-Dominion Bank (the "BANK") entered into that certain Bridge Loan Agreement, dated as of May 16, 1997 (as amended or modified from time to time, the "BRIDGE LOAN AGREEMENT"), providing for Advances (as defined in the Bridge Loan Agreement) by the Bank to SDL in an

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     aggregate principal amount not to exceed $8,000,000 (the "ORIGINAL
     LOAN"). SDL and the Bank amended the Bridge Loan Agreement to increase the amount of Advances available thereunder by an additional $10,000,000 by executing that certain Bridge Loan Agreement Supplement No. 1, dated as of September 18, 1997, and thereafter further amended the Bridge Loan Agreement to increase the amount of Advances available thereunder by another $4,700,000 by executing that certain Bridge Loan Agreement Supplement No. 2, dated as of November 17, 1997 (such additional Advances of up to $14,700,000, the "ADDITIONAL LOANS");"

          3. The third recital of the Pledge Agreement is hereby amended by deleting it in its entirety and replacing it with the following therefor:

     "WHEREAS, the Pledgor has requested that the Secured Party, on behalf of the Pledgor, guaranty (a) the repayment of the Original Loan and the Additional Loans by the Bank under the Bridge Loan Agreement in an aggregate principal amount not to exceed $11,200,000 and (b) forty percent (40%) of all Obligations (as defined in the Bridge Loan Agreement) of SDL (other than Advances under the Bridge Loan Agreement) relating to the Original Loan and the Additional Loans now or hereafter existing under the Bridge Loan Documents (as defined in the Reimbursement Agreement referred to below), whether for interest, fees, expenses or otherwise (such guaranty, the "IWC GUARANTY").

          4. The fourth recital of the Pledge Agreement is hereby amended by inserting the words "as amended or modified from time to time," immediately after the open parenthesis sign and before the words "the "REIMBURSEMENT AGREEMENT")" in clause (i) thereof.

          5. Each of the representations and warranties contained in Section 4 of the Pledge Agreement is true and correct as if made on and as of the date hereof, except for those representations and warranties that refer to a specific date, in which case, such representations and warranties are true and correct on and as of such date.

          6. Subsection heading "(c)" shall be inserted at the beginning of the last paragraph of Section 6 immediately before the words "Upon written notice to that effect."

          7. Except as hereby amended by this First Pledge Agreement Amendment, all terms and provisions of the Pledge Agreement are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.
The execution, delivery and effectiveness of this First Pledge Agreement Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Secured Party under the Pledge Agreement or the Reimbursement Agreement, nor constitute a waiver of any provision of the Pledge Agreement or the Reimbursement Agreement.

          8. Each reference in the Pledge Agreement to this "Agreement," "hereunder," "hereof," "hereto" or words of like import referring to the Pledge Agreement shall mean and be a

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reference to the Pledge Agreement as amended by this First Pledge Agreement
Amendment. Each reference in the Pledge Agreement to the "Reimbursement Agreement," "thereunder," "thereof," "thereto" or words of like import referring to the Reimbursement Agreement shall mean and be a reference to the Reimbursement Agreement as amended by that certain First Amendment to Reimbursement Agreement, dated as of the date hereof, by and between the Pledgor and the Secured Party.

          9. This First Pledge Agreement Amendment may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same First Pledge Agreement Amendment. Delivery of an executed counterpart of a signature page to this First Pledged Agreement Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Pledge Agreement Amendment.

          10. REGARDLESS OF THE PLACE OF EXECUTION, THIS FIRST PLEDGE AGREEMENT AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

                              [SIGNATURE PAGE FOLLOWS]

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       IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Pledge Agreement Amendment as of the day and year first above written.


                                            IWC CHINA LIMITED

                                            By:
                                               ------------------------------

                                            Its:
                                               ------------------------------


                                            VANGUARD CELLULAR FINANCIAL CORP.

                                            By:
                                               ------------------------------

                                            Its:
                                               ------------------------------


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